Supplement dated April 8, 2020
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
CTIVP ® - DFA International Value Fund (the Fund)	5/1/2019
On March 17, 2020 the Fund's Board of Trustees approved the addition of a subadviser and changes to the Fund's principal investment strategies effective at a date to be determined (the Effective Date), which will be announced via a future supplement. As a result, on the Effective Date, Thompson, Siegel & Walmsley LLC (TSW) will assume day-to-day management of a portion of the Fund's portfolio. Accordingly, as of the Effective Date, the changes described in this Supplement, except as otherwise noted, are hereby made to the Fund’s Prospectus.
Also, effective May 1, 2020, in anticipation of the changes discussed above, the Fund’s name is changed to Variable Portfolio - Partners International Value Fund. Accordingly, on May 1, 2020, all references in the Prospectus to CTIVP® - DFA International Value Fund are hereby deleted and replaced with Variable Portfolio - Partners International Value Fund.
The information under the subsection "Principal Investment Strategies” in the "Summary of CTIVP® - DFA International Value Fund" section is hereby superseded and replaced with the following:
The Fund invests primarily in equity securities of large non-U.S. companies associated with developed markets that the Fund’s portfolio managers determine to be value stocks at the time of purchase. These equity securities generally include common stock, preferred stock and depositary receipts. The Fund may invest in the securities of issuers of any size, including small-, mid- and large-capitalization companies. The Fund may from time to time emphasize one or more sectors in selecting its investments, including the financial services sector.
Under normal circumstances, the Fund intends to invest at least 40% of its assets in companies in three or more non-U.S. developed market countries. From time to time, the Fund may focus its investments in certain countries or geographic areas, including the Asia/Pacific region and Europe.
Investments for the Fund will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be included in the Fund’s portfolio pay dividends. It is anticipated, therefore, that the Fund will receive dividend income.
The Fund may invest in derivatives, such as forward contracts (including forward foreign currency contracts) in connection with the settlement of equity trades or the exchange of one currency for another and futures contracts (including equity and index futures) to adjust market exposure based on actual or expected cash inflows to or outflows from the Fund.
The information under the subsection “Principal Risks” in the “Summary of CTIVP® - DFA International Value Fund" section is hereby revised to add Multi-Adviser Risk and Small- and Mid-Cap Stock Risk specific risk disclosure to "Issuer Risk" as follows:
Multi-Adviser Risk. The Fund has multiple advisory firms that each manage a portion of the Fund’s net assets on a daily basis. Each adviser makes investment decisions independently from the other adviser(s). It is possible that the security selection process of one adviser will not complement or may conflict or even contradict that of the other adviser(s), including making off-setting trades that have no net effect to the Fund, but which may increase Fund expenses. As a result, the Fund's exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single adviser, which could adversely affect the Fund's performance.
Small- and Mid-Cap Stock Risk. Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
The fourth paragraph under the subsection "Performance Information” in the “Summary of CTIVP® - DFA International Value Fund" section is hereby superseded and replaced with the following:
The Fund’s performance prior to the Effective Date reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadvisers and strategies had been in place for the prior periods, results shown may have been different.
The information under the subsection "Fund Management” in the “Summary of CTIVP® - DFA International Value Fund" section is hereby superseded and replaced with the following:
Investment Manager: Columbia Management Investment Advisers, LLC
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Subadviser: Dimensional Fund Advisors LP (DFA)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Jed Fogdall	Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President and Senior Portfolio Manager of DFA	Co-Portfolio Manager	2011
Mary Phillips, CFA	Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President and Senior Portfolio Manager of DFA	Co-Portfolio Manager	2015
Bhanu Singh	Vice President and Senior Portfolio Manager of DFA	Co-Portfolio Manager	2015
Subadviser: Thompson, Siegel & Walmsley LLC (TSW)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Brandon Harrell, CFA	Portfolio Manager of TSW	Co-Portfolio Manager	the Effective Date
The information under the subsection “Principal Investment Strategies” in the “More Information About CTIVP® - DFA International Value Fund" section is hereby superseded and replaced with the following:
The Fund invests primarily in equity securities of large non-U.S. companies associated with developed markets that the Fund’s portfolio managers determine to be value stocks at the time of purchase. These equity securities generally include common stock, preferred stock and depositary receipts. The Fund may invest in the securities of issuers of any size, including small-, mid- and large-capitalization companies. The Fund may from time to time emphasize one or more sectors in selecting its investments, including the financial services sector.
Under normal circumstances, the Fund intends to invest at least 40% of its assets in companies in three or more non-U.S. developed market countries. From time to time, the Fund may focus its investments in certain countries or geographic areas, including the Asia/Pacific region and Europe.
Investments for the Fund will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be included in the Fund’s portfolio pay dividends. It is anticipated, therefore, that the Fund will receive dividend income.
The Fund may invest in derivatives, such as forward contracts (including forward foreign currency contracts) in connection with the settlement of equity trades or the exchange of one currency for another and futures contracts (including equity and index futures) to adjust market exposure based on actual or expected cash inflows to or outflows from the Fund.
Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers: Dimensional Fund Advisors LP (DFA) and Thompson, Siegel & Walmsley LLC (TSW) (DFA and TSW, each a Subadviser and collectively, the Subadvisers). The Subadvisers provide day-to-day portfolio management to the Fund. The Investment Manager, subject to the oversight of the Fund’s Board of Trustees, decides the proportion of the Fund’s assets to be managed by each Subadviser, and may change these proportions at any time. Each Subadviser acts independently of any other Subadviser and uses its own methodology for selecting investments. Each Subadviser employs an active investment strategy.
DFA
DFA’s stock selection process generally seeks to identify stocks of large non-U.S. companies that it determines, in its view, to be “value” stocks at the time of purchase and are associated with developed market countries that DFA has designated as approved markets (Approved Markets). DFA considers value stocks to be primarily those issued by companies with a low price in relation to their book value. In assessing value, DFA may consider additional factors, such as price to cash flow or price to earnings ratios as well as economic conditions and developments in the issuer’s industry. In assessing profitability, DFA may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. The criteria DFA uses for assessing value or profitability are subject to change from time to time. DFA purchases stocks of large companies primarily located in developed market countries that have been designated as Approved Markets by DFA. DFA may purchase dual-listed securities or equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country, to gain exposure to companies associated with Approved Markets.
Securities that are associated with an Approved Market include, among others: (a) securities of companies that are organized under the laws of, or maintain their principal place of business in, an Approved Market; (b) securities for which the principal trading market is in an Approved Market; (c) securities issued or guaranteed by the government of an Approved Market, its agencies or instrumentalities, or the central bank of such country or territory; (d) securities denominated in an Approved Market currency issued by companies to finance operations in Approved Markets; (e) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Approved Markets or have at least 50% of their assets in Approved Markets; (f) equity securities of companies in Approved Markets in the form of depositary shares; or (g) securities included in the Fund’s benchmark index.

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In the countries or regions authorized for investment, DFA first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations. DFA then determines the universe of eligible stocks by defining the minimum market capitalization of a large company that may be purchased by the Fund with respect to each country or region. This threshold will vary by country or region. DFA may adjust the representation in the Fund of an eligible company, or exclude a company after considering such factors as free float, momentum, trading strategies, liquidity, size, value, profitability, as well as other factors that DFA determines appropriate, given market conditions. Through this approach and its judgment, DFA will seek to set country weights based in part on the relative market capitalization of eligible large companies within each country. The weightings of countries in the Fund may vary from their weightings in international indices, such as those published by FTSE International, MSCI or Citigroup.
DFA may sell some or all of its position in a security if it believes the security no longer meets one or more of the eligibility criteria for purchase that are described above or, if requested by the Investment Manager, to provide liquidity for fund redemptions. Notwithstanding the foregoing, DFA retains discretion over the decision to sell any given security at any time.
TSW
TSW employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen. The initial universe consists of approximately 3,000 actively traded non-U.S. stocks. Parts one and two of the screen attempt to assess a company’s attractiveness based on cash flows relative to other international stocks and as compared to their industry or sector peers. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action. From the model, approximately 300 stocks are identified for further research. These are the stocks that rank the highest on the basis of these four factors combined. TSW generally limits its investment universe to those companies with a minimum of three years of operating history.
TSW’s analysts also perform a rigorous fundamental analysis, exploring numerous factors that may affect the outlook for a company. They evaluate publicly available information including sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment. A portfolio of stocks is selected as a result of this process.
Established positions in TSW’s portion of the Fund are ranked daily and reviewed regularly in the same manner to re-examine their fundamental and valuation characteristics. TSW’s portfolio management team meets periodically to discuss each stock’s place in the Fund. TSW employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid or another stock presents a more attractive opportunity.
The information under the subsection “Principal Risks” in the “More Information About CTIVP® - DFA International Value Fund" section is hereby revised to add Multi-Adviser Risk and Small- and Mid-Cap Stock Risk specific risk disclosure to "Issuer Risk" as follows:
Multi-Adviser Risk. The Fund has multiple advisory firms that each manage a portion of the Fund’s net assets on a daily basis. Each adviser makes investment decisions independently from the other adviser(s). It is possible that the security selection process of one adviser will not complement or may conflict or even contradict that of the other adviser(s), including making off-setting trades that have no net effect to the Fund, but which may increase Fund expenses. As a result, the Fund's exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single adviser, which could adversely affect the Fund's performance.
Small- and Mid-Cap Stock Risk. Securities of small- and mid-cap companies can, in certain circumstances, have a higher potential for gains than securities of larger companies but are more likely to have more risk than larger companies. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller and generally less experienced management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses that would affect the value of your investment in the Fund. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.
The information under the subsection "Portfolio Management" in the "More Information About CTIVP® - DFA International Value Fund" section is hereby superseded and replaced with the following:
The Investment Manager has, with the approval of the Board, engaged an investment subadviser(s) to make the day-to-day investment decisions for the Fund. The Investment Manager pays the subadviser(s) for investment advisory services and retains ultimate responsibility (subject to Board oversight) for overseeing any subadviser it engages and for evaluating the Fund’s needs and the subadvisers’ skills and abilities on an ongoing basis. Based on its evaluations, the Investment Manager may at times recommend to the Board that the Fund change, add or terminate one or more subadvisers; continue to retain a subadviser even though the subadviser’s ownership or corporate structure has changed; or materially change a subadvisory agreement with a subadviser. A discussion regarding the

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basis for the Board’s approval of the renewal of the investment subadvisory agreement with DFA is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2019. A discussion regarding the basis for the Board’s approval of the adoption of the investment subadvisory agreement with TSW will be available in the Fund’s semiannual report to shareholders for the fiscal period ending June 30, 2020.
The date the Subadvisers began serving the Fund is set forth under Subadvisers below. Any performance of the Fund prior to the date the Subadvisers began serving was achieved by one or more different subadvisers. Similarly, the portfolio turnover rate for periods prior to the Subadvisers’ management of the Fund was the result of management by one or more different subadvisers. A change in subadvisers may result in increased portfolio turnover.
Subadvisers
DFA, which has served as Subadviser to the Fund since November 2011, is located at 6300 Bee Cave Road, Building One, Austin, TX 78746. DFA, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and other information, under a subadvisory agreement with Columbia Management. DFA has been in business since 1981 and manages equity, fixed income, and other strategies for institutional investors generally and clients of independent financial advisors based on a systematic and process-driven approach.
TSW, which has served as Subadviser to the Fund since the Effective Date, is located at 6641 West Broad Street, Suite 600, Richmond, VA 23230. TSW, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a subadvisory agreement with Columbia Management. TSW is an indirect subsidiary of BrightSphere Investment Group Inc., a New York Stock Exchange listed company. TSW has been a registered investment adviser since 1970 and provides value-oriented investment advisory and management services in the areas of domestic equity, international equity, long/short equity and fixed income securities through a range of market capitalization strategies and a variety of investment vehicles to corporations, pensions and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals.
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.
Subadviser: Dimensional Fund Advisors LP (DFA)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Jed Fogdall	Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President and Senior Portfolio Manager of DFA	Co-Portfolio Manager	2011
Mary Phillips, CFA	Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President and Senior Portfolio Manager of DFA	Co-Portfolio Manager	2015
Bhanu Singh	Vice President and Senior Portfolio Manager of DFA	Co-Portfolio Manager	2015
Mr. Fogdall joined DFA in 2004. Mr. Fogdall began his investment career in 2004 and earned a B.S. from Purdue University and an M.B.A. from the University of California Los Angeles.
Ms. Phillips joined DFA in 2012. Ms. Phillips began her investment career in 2003 and earned a B.A. from the University of Puget Sound and an M.B.A. from the University of Chicago Booth School of Business.
Mr. Singh joined DFA originally in 2003. Mr. Singh began his investment career in 2003 and earned a B.A. from the University of California Los Angeles and an M.B.A. from the University of Chicago Booth School of Business.
Subadviser: Thompson, Siegel & Walmsley LLC (TSW)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Brandon Harrell, CFA	Portfolio Manager of TSW	Co-Portfolio Manager	the Effective Date
Mr. Harrell joined TSW in 1996. Mr. Harrell began his investment career in 1987 and earned a B.A. from Wake Forest University and an M.B.A. from George Mason University.
Shareholders should retain this Supplement for future reference.
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